ENCORE CAPITAL GROUP, INC. JMP Securities Financial Services and Real Estate Conference September 13, 2012 Exhibit 99.1

PROPRIETARY

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”).  These statements may include, but are not limited to, statements regarding our future operating results and growth.  For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-
looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange
Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY
ENCORE IS A GROWING COMPANY WITH SOPHISTICATED
OPERATIONS AND DEEP CONSUMER EXPERTISE
3
† See endnote
1 in 9
American consumers have
accounts with us
2.6 million
consumers have
satisfied their obligations
$850 million
collected in the last
twelve months
$2 billion
in estimated remaining
collections
Adjusted EBITDA
†
5-year
compound annual growth rate
2,700
employees worldwide
30%

PROPRIETARY
OUR SUCCESS IS DRIVEN BY OUR CORE COMPETENCIES

ENCORE’S KEY
COMPETITIVE
ADVANTAGES
Legal collections
Consumer Credit
Research Institute
Marketing
analytics
ANALYTIC
STRENGTH
International
operations
Account
Manager
expertise
COST
LEADERSHIP
Portfolio valuation
and purchasing
Operational
modeling
CONSUMER
INTELLIGENCE

WE HAVE SIGNIFICANTLY INCREASED OPERATING CASH FLOW
(ADJUSTED EBITDA) AND CASH COLLECTIONS
($M)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation.
Adjusted EBITDA* and gross collections by year
PROPRIETARY
25%
CAGR
30%
CAGR
Gross
collections
Adjusted
EBITDA
150
250
350
450
550
650
750
850
2007 2008 2009 2010 2011 Q2 2012
TTM

AND WE CONTINUE TO BUILD A SUBSTANTIAL RESERVOIR FOR THE
FUTURE
Annual estimated remaining gross collection (ERC) and total debt
($M, End of period)
PROPRIETARY
* Total debt excludes Propel credit facility
2006 2007 2008 2009 2010 2011 Q2 2012
0
500
1,000
1,500
2,000
2,500
ERC
Total Debt *
1,571
1,983
389
574

PROPRIETARY
OUR VALUATION AND OPERATING CAPABILITIES HAVE
ESTABLISHED ENCORE AS THE INDUSTRY LEADER
7
Cumulative actual collection multiples by vintage year, as of June 30, 2012
(Total collections / Purchase price)
Source: SEC filings
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
2005 2006 2007 2008 2009 2010 2011 2012
ECPG
Peer 1
Peer 2

PROPRIETARY
AND THE DRAMATIC IMPROVEMENT IN OUR COST TO COLLECT
HAS GIVEN US A KEY COMPETITIVE ADVANTAGE
8
Overall cost to collect
(%)
2007 2008 2009 2010 2011 Q2 2012
TTM
Q2 2012
51.5
50.2
47.6
43.7
42.2
41.1
39.5

PROPRIETARY
OUR OPERATING MODEL AND COST ADVANTAGES ALLOW US TO
REMAIN PROFITABLE WHEN OTHERS CANNOT
9
2.5
2.2
2.0
Interplay of multiples with the costs of debt and collection
(Unlevered IRR)
Cost to collect
Cost of debt:
7%
40% 45% 50%
15.7 10.6
8.3
5.2
2.9
3.4
(2.5)
(2.5)
(9.0)
Cost of debt:
4%
40% 45% 50%
17.4 12.5 7.4
5.8
5.3
10.3 0.9
0.9 (4.1)
Cost to collect
Cost of debt:
10%
40% 45% 50%
13.9
6.0
2.6 8.5
0.3 (7.7)
(0.3) (7.7) (18.1)
Cost to collect

PROPRIETARY
OPERATIONALLY, WE'RE BUILDING A PLATFORM THAT ENCOURAGES
A DIFFERENT KIND OF RELATIONSHIP WITH OUR CONSUMERS
10
Addressing
debt cycles
•
Acknowledging the limitations of our consumers’
household balance sheets
•
Living the Consumer Bill of Rights
Making focused
investments
•
Creating specialized work groups
•
Leveraging our industry-leading cost efficiency
•
Increasing direct control over consumer experience
Improving
consumer
experience
•
Using market-based surveys and tests to
understand consumer satisfaction
•
Partnering to develop new products and services
•
Pointing consumers to the best external references

PROPRIETARY
WE’VE SEEN A SIGNIFICANT INCREASE IN THE NUMBER OF
CONSUMERS WITH MULTIPLE OBLIGATIONS
11
Multiple obligations held within new portfolios, by purchase vintage
(% of unique consumers)
17
25
37
44
45
2008 2009 2010 2011 2012(E)

PROPRIETARY
WE’VE ESTABLISHED SPECIALIZED COLLECTION TEAMS TO
OPTIMIZE REPAYMENT RATES AND CONSUMER EXPERIENCE
12
73
79
88
89
Internal call center share of non-legal collections
(%)
Increasing work group
specialization and control
allows for:
10
11
15
17
(Number of distinct teams)
Increasing call center specialization
2009 2010 2011 2012(E)
2009 2010 2011 2012(E)
Discounts that are better
customized to consumer
circumstance
Increasing numbers of
deep discounts for those
consumers most in need

PROPRIETARY
OUR CALL CENTER PRODUCTIVITY HAS STEADILY IMPROVED
THROUGH SPECIALIZATION
13
Productivity of Phoenix Call Center
(Dollars collected per paid hour)
148
207
252
359
422
497
2007 2008 2009 2010 H1 2012 2011

PROPRIETARY
UNDERSTANDING FINANCIALLY STRESSED CONSUMER BEHAVIOR IS
AT THE HEART OF OUR COMPANY’S EVOLUTION
•
Valuation based on
individual consumer
characteristics
•
Basic business
functionality focused
on public company
needs
•
Early technology
investment in large
databases and
analysis software
•
Significant investment
in credit bureau and
skip tracing data
1999
2001
•
First-mover advantage
created through
development of
advanced operational
models focused on
consumer behavior
and financial ability
•
Industry-first
investment to
understand financially
stressed consumers'
decisions, choices, and
activities
•
Data critical mass
achieved through
owned consumer
accounts and
specialized data
vendor programs
•
Access to unique
data held by private
companies and
agencies, and
analyzed by
academic experts
2005
2011
14
Reporting
and alerts
Statistical analysis
and forecasting
Predictive modeling
and optimization
Data
Behavioral science
field studies
Analytics

PROPRIETARY
THIS IS CLEARLY SEEN IN OUR APPROACH TO ASSET VALUATION

The standard industry view
of a consumer debt portfolio
High willingness
High capability
Low willingness
High ability
High willingness
Moderate capability
Low willingness
Low ability
High willingness
Low capability
•
Hardship strategies
and warehousing
•
Significant discounts and
many small payments
•
Enforce legal contract
through formal channels
•
Strong partnership and
recovery opportunities
•
Remind consumers through
legal messaging
•
Payment plans and
opportunities to build
longer relationships
Encore’s individual
underwriting approach
to portfolio valuation
accommodates our
specialized operational
strengths
Low willingness
Moderate ability

PROPRIETARY
WE MAXIMIZE OUR IMPACT BY ASKING IMPORTANT QUESTIONS
ABOUT CONSUMERS AND THEIR CIRCUMSTANCES
What can we do to
ethically promote
repayment
behavior?
How do consumers
prioritize their
spending and
saving options?
When do we nudge
consumers using
behavioral
economics?
16
Integrate experimental
psychology and behavioral
finance with operational
strategy
Promote financial literacy
and recovery through a
tailored suite of products
and services
Conduct research to
understand financially
stressed consumers’
financial decision-making

PROPRIETARY
WE ARE COLLABORATING WITH LEADING INSTITUTIONS TO AUGMENT
OUR SCIENTIFIC EXPERTISE
Consumer
payments
Econometrics
Credit
availability
Governmental
agencies
Behavioral decision
theory
Risk and
uncertainty
Fox
Poldrack
Brain systems for
decision-making and
executive function
Cognitive
Neuroscience
Microeconomic
analysis of social and
economic challenges
Public policy
centers
Household
finance
Behavioral
Economics
Zinman
Karlan

PROPRIETARY
International
Expand
geographically
New asset
classes
Expand core
footprint
Bankrupt
accounts
Focus on
bankruptcy
Outsourcing
services
Expand
along value
system
Secured
loans
Cover
different
type of debt
Performing
loans
Expand along the
debt life cycle
AS WE LOOK TO THE FUTURE, WE ARE EXPLORING WAYS TO
LEVERAGE OUR CORE COMPETENCIES
18
Chapter 13
Chapter 7
Pre-charge off
delinquencies
Early
delinquencies
Auto
debt
Tax
liens
Mortgage
debt
Countries with
mature credit
systems
Emerging
markets
Credit
cards
Telecom
and other
utilities
Penetrate
existing market
Consumer
loans
Contingency
collections
First party
collection
services
Municipal
obligations
Student
loans
Utilities
National
Existing asset
classes
Purchase Unsecured
International
Expand
geographically
New asset
classes
Expand core
footprint
Bankrupt
accounts
Focus on
bankruptcy
Outsourcing
services
Expand
along value
system
Secured
loans
Cover
different
type of debt
Performing
loans
Expand along the
debt life cycle
Chapter 13
Chapter 7
Pre-charge off
delinquencies
Early
delinquencies
Tax
liens
Mortgage
debt
Countries with
mature credit
systems
Emerging
markets
Credit
cards
Telecom
and other
utilities
Penetrate
existing market
Consumer
loans
Contingency
collections
First party
collection
services
Municipal
obligations
Student
loans
Utilities
Defaulted
National
Existing asset
classes
Purchase Unsecured
Defaulted

PROPRIETARY
LAST QUARTER, WE MADE THREE KEY STRATEGIC MOVES

Encore’s largest
portfolio
acquisition
Our analytical and
operating
advantages
enabled the
successful
valuation and
integration of the
large purchase
Divestiture of our
bankruptcy
servicing subsidiary
We transitioned
Ascension Capital
Group to a
capable owner
with expertise in
the bankruptcy
space
Acquisition of
Propel Financial
Services
We identified and
pursued a strong
cultural and
strategic fit that
lends itself to
strong long-term
growth

PROPRIETARY
Acquisition
of large
competitor’s
assets
Significant history
of acquiring assets
in the resale market
gave us an analytic
advantage when
conducting
operational due
diligence
Practice makes
perfect
Industry-leading
models used to
estimate individual
consumer willingness
and ability to pay
•
Enabled us to
identify and
acquire the most
valuable pools
Careful consumer
segmentation
ENCORE IS WELL POSITIONED TO PROVIDE A SOLUTION FOR
COMPETITORS WHO EXIT THE MARKET
20
Our operational
advantages insulate us
against overpaying
•
Powerful operational
models and practices
•
Superior forecasting
methodology
Protection from the
“winner’s curse”

OUR CONFIDENCE IS TIED TO THE SUCCESSFUL COMPLETION  OF
ONE OF THE INDUSTRY’S FEW DEALS OF THIS SIZE

$90M portfolio purchase in 2005, cumulative collections
($M)
Initial
expectations:
$199M
Results to date:
$232M
Actual
collections
Estimated
collections
50
100
150
200
250
Jun-05 Jun-06 Jun-07 Jun- 08 Jun- 09 Jun-10 Jun-11 Jun-12
PROPRIETARY

PROPRIETARY
WE HAVE TRANSITIONED OUR BANKRUPTCY BUSINESS TO A
BETTER-SUITED OWNER
22
Bankruptcy
volumes have
declined
ACG has not
been, and
would not
be, material
to Encore
Business
requires a
significant
technology
investment
Buyer has
focused IT and
bankruptcy
expertise, and
currently serves
large, financial
institutions

PROPRIETARY
WE STUDIED MANY MARKETS AND GEOGRAPHIES BEFORE FINDING
AN OPPORTUNITY THAT SATISFIED OUR ACQUISITION CRITERIA
23
•
Used to fund essential services
•
Allows consumers to protect home from
foreclosure and avoid financial penalties
•
Propel was recognized as a 2011 “Top
Workplace” by San Antonio Express-News
Consumer
focused
model
Meaningful
market
opportunity
•
Between $7B and $10B sold each year
•
Advantageous timing as large players exit the
market for non-financial reasons
Leverage
Encore’s
strengths
•
Consumer intelligence platform focused on
helping financially stressed  individuals
•
Industry-leading asset valuation methodology
•
Low-cost operational platform
Asset class
diversification
Geography
Acquisition of
dominant player
in the tax lien
space

PROPRIETARY
WHICH HAS ALLOWED US TO GROW OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE
24
Propel originations
($M)
18
35
53
68
Propel portfolio size
($M)
26
72
99
121
• $6,000 average balance
• 7-year term
• 3.5-year weighted average life
• 13-14% typical interest rate
Residential portfolio characteristics
• $180,000 average property value
• 4% average LTV at origination
• 0.3% foreclosure rate
• Zero losses
CAGR
55%
CAGR
67%
2008 2009 2010 2011
2008 2009 2010 2011

PROPRIETARY
THE COMPETITIVE LANDSCAPE IS FAVORABLE AND THE TEXAS
MARKET IS LARGE AND RELATIVELY UNTAPPED
25
Propel Financial
Services
Largest
competitor
2
nd
largest
competitor
All other
competitors
82
18
2011 market penetration
(%)
Propel market share
(Originations, %)
37
16
10
37
Unserved
market
Funded
tax liens

THE BUSINESS MODELS ARE VERY SIMILAR, AS BOTH PROVIDE
ESSENTIAL SERVICES FOR CONSUMERS AND CREDITORS

Leading provider of
debt management
and recovery
solutions for
consumers and
property owners
across a broad range
of asset classes
Property
Owners
Structured payment plans to
help residential and commercial
property owners settle tax
obligations and avoid
foreclosure
Consumer
Debt Holders
Robust collection plans to
maximize ability of consumers
to repay obligations and
ensure that consumers are
treated fairly
Financial
Institutions
Payment for
consumer debt
obligations
Local Tax
Authorities
Payment for residential
and commercial
property tax obligations
PROPRIETARY

PROPRIETARY
OUR BALANCE SHEET REMAINS STRONG
($M)
Covenant analysis
Cash flow leverage ratio
Debt
Trailing 4-quarter Adjusted EBITDA
†
Debt/Adjusted EBITDA (maximum 2.0x)
Minimum net worth
Excess room
Interest coverage ratio
EBIT/interest expense (minimum 2.0x)
2010
385.3
345.0
1.12
95.1
5.0
2011
389.0
444.9
0.87
133.5
5.7
Q2 2012
702.3
490.9
1.43
151.6
5.8

† See endnote

PROPRIETARY

ENCORE’S LONG-TERM PROSPECTS CONTINUE TO BE STRONG AND
ARE GAINING STRENGTH
•
Operating results continue to be strong and are exceeding
our internal projections
•
Acquisition of the market leader in tax lien transfer business provides flexibility for future purchase needs
•
Working collaboratively with legislators and policymakers to shape the future of the collection industry
•
Significant purchases in the second quarter will drive
growth throughout 2012 and into 2013

PROPRIETARY
ENDNOTE
† The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company's ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. Adjusted EBITDA has not been prepared in accordance with generally accepted accounting principles (GAAP). The
Company has included a reconciliation of Adjusted EBITDA to reported earnings under GAAP, in the financial tables included in the Appendix.

PROPRIETARY 30 APPENDIX

APPENDIX A:  RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.
PROPRIETARY
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
GAAP net income, as reported 4,991    (1,515)   4,568    4,187     6,751      6,162      3,028      (2,095)     8,997      6,641      9,004    8,405
(Gain) loss from discontinued operations, net of tax 550       491       401       63          (422)        (89)          46           (483)        (457)        (365)        (410)      (901)
Interest expense 4,042    4,506    4,840    5,260     5,200      4,831      5,140      5,401      4,273      3,958      3,970    3,959
Contingent interest expense 3,235    888       -        -        -          -          -          -          -          -          -        -
Pay-off of future contingent interest -        11,733 -        -        -          -          -          -          -          -          -        -
Provision for income taxes 3,815    (689)      1,262    2,909     4,227      4,161      2,429      (1,781)     5,670      3,936      5,676    4,078
Depreciation and amortization 527       496       486       464        438         482         396         391         410         402         443       516
Amount applied to principal on receivable portfolios 28,259 29,452 26,114 29,498   40,212    35,785    35,140    46,364    42,851    48,303    49,188 47,384
Stock-based compensation expense 801       1,204    1,281    1,001     1,094      1,228      860         382         1,080      994         1,261    1,049
Acquisition related expense -        -        -        -        -          -          -          -          -          -          -        -
Adjusted EBITDA 46,220 46,566 38,952 43,382   57,500    52,560    47,039    48,179    62,824    63,869    69,132 64,490
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
GAAP net income, as reported 10,861 11,730 12,290 14,171   13,679    14,775    15,370    17,134    11,406    16,596
(Gain) loss from discontinued operations, net of tax (687)      (684)      (315)      28          (397)        (9)            (60)          101         6,702      2,392
Interest expense 4,538    4,880    4,928    5,003     5,593      5,369      5,175      4,979      5,515      6,497
Contingent interest expense -        -        -        -        -          -          -          -          -          -
Pay-off of future contingent interest -        -        -        -        -          -          -          -          -          -
Provision for income taxes 6,080    6,356    6,474    9,057     8,349      9,475      9,834      10,418    11,660    12,846
Depreciation and amortization 522       591       650       789        904         958         1,054      1,165      1,240      1,420
Amount applied to principal on receivable portfolios 58,265 64,901 63,507 53,427   85,709    83,939    73,187    69,462    104,603 101,813
Stock-based compensation expense 1,761    1,446    1,549    1,254     1,765      1,810      2,405      1,729      2,266      2,539
Acquisition related expense -        -        -        -        -          -          -          -          489         3,774
Adjusted EBITDA 81,340 89,220 89,083 83,729   115,602 116,317 106,965 104,988 143,881 147,877
31